FEDERATED SHORT-TERM MUNICIPAL TRUST

INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES


SUPPLEMENT TO PROSPECTUSES DATED AUGUST 31, 1998

     At a meeting to be held on March 23, 1999, shareholders of the Fund will be asked to vote on the changes described below. If approved by shareholders, these changes will take effect as of April 1, 1999. Shareholders will be notified if any of these changes are not approved. Please keep this supplement for your records.

Shareholders will be asked to consider proposals:

     (1)  To elect seven Trustees.

     (2)  To ratify the selection of the Trust's independent auditors.

     (3) To amend the Trust's fundamental investment policy on diversification of its investments.

     (4) To eliminate the Trust's fundamental investment policy on investing in oil, gas, and minerals.

     (5) To approve a clarifying amendment to the Trust's Investment Advisory Agreement to exclude Rule 12b-1 fees and shareholder service fees from the expense cap.

     (6) To approve or disapprove an amendment and restatement of the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust, its series or classes without seeking shareholder approval.

                                                                January 22, 1999

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Federated Investors

Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA 15222-3779
www.federatedinvestors.com

Cusip 313907107
Cusip 313907206
G02551-02(1/99)